Accounting standards issued but not yet effective	12 Months Ended
Dec. 31, 2018
Accounting Standards Issued but not Yet Effective [Abstract]
Accounting standards issued but not yet effective
3.	Accounting standards issued but not yet effective

New standard IFRS 16 “Leases”

This new standard replaces IAS 17 “Leases” and the related interpretative guidance. IFRS 16 applies a control model to the identification of leases, distinguishing between a lease and a service contract on the basis of whether the customer controls the asset being leased. For those assets determined to meet the definition of a lease, IFRS 16 introduces significant changes to the accounting by lessees, introducing a single, on-balance sheet accounting model that is similar to current finance lease accounting, with limited exceptions for short-term leases or leases of low value assets. Lessor accounting is not substantially changed. The standard is effective for annual periods beginning on or after January 1, 2019.

The Company will adopt the standard as at January 1, 2019 and based on preliminary calculations, expects to recognise a lease liability of $2.2M and a corresponding right-of-use asset on its statements of financial position as at January 1, 2019. In calculating the lease liability at this date, the Company has chosen to apply a practical expedient in IFRS 16 that allows for lease and non-lease components of a contract to be combined as a single lease component. This expedient has been applied to all contracts which have been identified to contain a lease per IFRS 16.

Other accounting standards or amendments to existing accounting standards that have been issued but have future effective dates are either not applicable or are not expected to have a significant impact on the Company’s financial statements.